  As filed with the Securities and Exchange Commission on September 18, 2000
                                                           Registration No. 333-
================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                _______________

                                   FORM S-8
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                           Asyst Technologies, Inc.
            (Exact name of registrant as specified in its charter)

        California                 48761 Kato Road            94-2944251
                                  Fremont, CA 94538
                                   (510) 661-5000
 (State of Incorporation)    (Address of principal        (I.R.S. Employer
                                  executive offices)     Identification No.)

                                 _______________

                             1993 STOCK OPTION PLAN

                            (Full title of the plan)

                              Douglas J. McCutcheon
                            Asyst Technologies, Inc.
                                 48761 Kato Road
                                Fremont, CA 94538
                                 (510) 661-5000

            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                _______________

                                   Copies to:
                              James C. Kitch, Esq.
                               COOLEY GODWARD LLP
                               5 Palo Alto Square
                               3000 El Camino Real
                               Palo Alto, CA 94306
                                 (650) 843-5000

                                _______________


                        CALCULATION OF REGISTRATION FEE

===============================================================================================================================
                                                       Proposed Maximum         Proposed Maximum
   Title of Securities                                    Offering                 Aggregate                Amount of
     to be Registered       Amount to be Registered    Price per Share (1)      Offering Price (1)        Registration Fee
-------------------------------------------------------------------------------------------------------------------------------
 Stock Options and Common
 Stock (par value $.001)        978,438 shares         $22.9375 - 24.3125           $22,238,771                $5,871
===============================================================================================================================

   (1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h). The price per share and aggregate offering price are based upon the average of the high and low prices of Registrant's Common Stock on September 12, 2000 as reported on the Nasdaq National Market. The following chart illustrates the calculation of the registration fee:

================================================================================================================================
             Title of Shares                             Number of Shares      Offering Price Per Share  Aggregate Offering Price
--------------------------------------------------------------------------------------------------------------------------------
Shares issuable pursuant to outstanding stock options         651,799                 $22.9375               $14,950,639
pursuant to 1993 Employee Stock Option Plan
--------------------------------------------------------------------------------------------------------------------------------
Shares  issuable pursuant to unissued stock options         326,639                 $22.3125                 $7,288,132
pursuant to 1993 Employee Stock Option Plan
================================================================================================================================

================================================================================

                    INCORPORATION BY REFERENCE OF CONTENTS OF
                REGISTRATION STATEMENT ON FORM S-8 NO. 33-70100, REGISTRATION STATEMENT ON FORM S-8 NO. 333-1438, REGISTRATION STATEMENT ON FORM S-8 NO. 333-31417, REGISTRATION STATEMENT ON FORM S-8 NO. 333-45799, REGISTRATION STATEMENT ON FORM S-8 NO. 333-71641 REGISTRATION STATEMENT ON FORM S-8 NO. 333-94619


         The contents of Registration Statement on Form S-8 No. 33-70100 filed with the Securities and Exchange Commission on October 8, 1993, Registration Statement Form S-8 No. 333-1438 filed with the Securities and Exchange Commission on February 7, 1996, Registration Statement Form S-8 No. 333-31417 filed with the Securities and Exchange Commission on July 16, 1997, Registration Statement Form S-8 No. 333-45799 filed with the Securities and Exchange Commission on February 6, 1998, Registration Statement Form S-8 No. 333-71641 filed with the Securities and Exchange Commission on February 2, 1999, and Registration Statement Form S-8 No. 333-94619 filed with the Securities and Exchange Commission on January 13, 2000 are incorporated by reference herein.

                                    EXHIBITS

Exhibit
Number

     5.1   Opinion of Cooley Godward LLP
    23.1   Consent of Arthur Andersen LLP

    23.2 Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this Registration Statement

    24     Power of Attorney is contained on the signature pages.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fremont, State of California on August 31, 2000.

                                       ASYST TECHNOLOGIES, INC.


                                       By: /s/ Mihir Parikh
                                          -------------------------------------
                                          Mihir Parikh
                                          Chairman of the Board and Chief
                                          Executive Officer

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Mihir Parikh and Douglas McCutcheon and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                      Signature                                Title                    Date
                /s/ Mihir Parikh                 Chairman of the Board and Chief   August 31, 2000
--------------------------------------------
                    MIHIR PARIKH                 Executive Officer (Principal
                                                 Executive Officer)

               /s/ Douglas Mccutcheon            Senior Vice President and Chief   August 31, 2000
--------------------------------------------
                 DOUGLAS MCCUTCHEON              Financial Officer (Principal
                                                 Financial Officer and Accounting
                                                 Officer)

                /s/  P. Jackson Bell             Director                          August 31, 2000
--------------------------------------------
                   P. JACKSON BELL

                  /s/ Stanley Grubel             Director                          September 6, 2000
--------------------------------------------
                   STANLEY GRUBEL

               /s/ Tsuyoshi Kawanishi            Director                          September 2, 2000
--------------------------------------------
                 TSUYOSHI KAWANISHI

                  /s/ Ashok K. Sinha             Director                          August 31, 2000
--------------------------------------------
                   ASHOK K. SINHA

               /s/ Robert A. Mcnamara            Director                          August 31, 2000
--------------------------------------------
                 ROBERT A. MCNAMARA

               /s/ Walter W. Wilson              Director                          August 1, 2000
--------------------------------------------
                  WALTER W. WILSON

                                  EXHIBIT INDEX

   Exhibit                                                                      Sequential Page
    Number                                       Description                        Numbers
      5.1   Opinion of Cooley Godward LLP
     23.1   Consent of Arthur Andersen LLP

     23.2   Consent of Cooley Godward LLP is contained in Exhibit 5 to this
            Registraion Statement

     24     Power of Attorney is contained on the signature pages.